EX99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Worldwide Ultra Short-term Income Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Worldwide Ultra Short-term Income Fund the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Worldwide Ultra Short-term Income Fund.


Dated: August 25, 2003                  /s/ Jan F. Van Eck
                                        ----------------------------------------
                                        Jan F. Van Eck
                                        Chief Executive Officer
                                        Worldwide Ultra Short-term Income Fund


Dated: August 25, 2003                  /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Worldwide Ultra Short-term Income Fund



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.